Exhibit 99.1

2 Corporate Overview – Q4 2014
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,  “could”
“may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the
Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock-
based compensation charges; gain or loss on derivatives’ revaluation; net income
(loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.
Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted
EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

Our strategy
Corporate Overview – Q4 2014
Reach
3B impressions
per month
Audience
226M consumers
Intent
Locally-focused
consumer search
Technology
Patented content &
localization engine
To aggregate and curate the most relevant
local content
for consumers and present it wherever and
however the consumer searches for information while providing significant reach and value to our advertisers and partners.

• Local Audience Network
• Hosted Mobile Search
• O&O Properties
• Network

• Mobile is the fastest growing
segment of search & mobile local
ad revenues are projected to grow
>3X in 5 yr. to $15.7B in 2018*
• Global programmatic digital
display ad spending is expected to
increase from $21B in 2014 to
$55B by 2018**
•
nQuery ™
– hosted local search
opens up new enterprise
channels and markets
•
nTegrity
™ – will detect, analyze
and decide the best delivery of
content and ads
• IP – Licensing and strategic
opportunities
•
Reduced debt by $4.5M
million during Q3
• Took cost savings actions
during Q4 with expected
$2.6M in annual savings
• 7 consecutive quarters
of positive adjusted EBITDA
growth
*BIA/Kelsey 2014
** emarketer.com
Corporate Overview – Q4 2014
Market
opportunity is
growing
Diversified
revenue
streams
Innovation yields
competitive
advantages
Improving
financial
outlook

Given nPression     Score
Visibility • Authenticity • Validity
226M high intent, local consumers annually
• Desktop
• Mobile
• Apps
• Carriers
• WiFi
TM
Corporate Overview – Q4 2014
• Display
• Video
• Mobile
• Search
• Local.com
• nQuery
• nPress
• Publisher Partner network

An advanced technology that filters and scores
traffic based on a multitude of data, and in the
future will detect, analyze and decide the most
successful delivery of content and ads
Quality traffic based on:
nTegrity
Corporate Overview – Q4 2014
Paid Search feed
served to qualified
audience

7 Corporate Overview – Q4 2014

8 Corporate Overview – Q4 2014
1
2
3
Putting advertisers in front of a premium, high-intent local audience
Reaching valuable mobile consumers through search in North and
South America.
Quickly connect with the most receptive consumers though our programmatic solution
Single platform to reach consumers across Local.com,
nPress, nQuery,
and publisher partner network
Integrate organic content and search ads into our mobile search platform
Providing valuable insights through our local audience network

*Estimate
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end
Stabilize Execute GROW
Focusing on key initiatives
Expect expanding EBITDA
margin*
Scaling business
*Based on forecast from 2014 to 2017
Corporate Overview – Q4 2014
Monetizing local audience and
growing mobile search
Realigned organization
Driving growth without significant
incremental cost
Leveraging existing technology
platform, core development team and
corporate infrastructure
Expect $2.6M in annual cost savings
and improved Adjusted EBITDA
profitability
Increasing revenue on more profitable
business lines

Investing in innovation

47% of employees will work in **technology & new initiatives** by the end of 2014

LAUNCHED IN THE LAST 24 MONTHS:

- nQuery
- Display-to-Search
- Pre-roll Video
- nStore
- nTegrity
- Havvit
- Lead generation
- Fusion private video exchange

15%

15%

Projected revenue generated from innovation

Local Labs serves as a
digital technology lab and
incubator focused on
innovating the digital
ecosystem that converges
around the digital
consumer.
Local Labs
Business Model Target
10 Corporate Overview – Q4 2014

The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope of any domestic or foreign patents.
Settlement reached
In September, the lawsuit against Fry's
Electronics regarding the infringement of Local's
U.S. patent 7062453, (‘453’) patent, which covers
messaging systems for dynamic networked
commerce architecture, was settled to the mutual
satisfaction of the parties and Fry's Electronics
agreed to license the patent.
Continuing our efforts
to enforce our intellectual property rights.
We believe we have the opportunity
for
strong monetization of our
proven patents.
Corporate Overview – Q4 2014

Leadership team

Fred Thiel
Chairman & CEO
Ken Cragun
Chief Financial Officer
Scott Reinke
Chief Legal Officer
Carlos Caponera
Sr. VP O&O
Lori Chavez
VP Marketing
Joe Lindsay
VP Technology
Eric Orrantia
VP Network
Brian Singleton
VP Innovation

Fred Thiel
Chairman of the Board & Chief Executive Officer
John M. Payne
Director
David M. Hughes
Director
Norman K. Farra, Jr.
Lead Director
Corporate Overview – Q4 2014
Director since January 2013, chairman since May 2014
25+ years leading technology, data communications, Internet, Big
Data, digital media and software companies
Formerly CEO at GameSpy Industries and Lantronix (LTRX) and
executive at Triton Pacific Capital Partners, TechStarter Ventures
and Graham Partners
• Director since August 2005
• 20+ years of strategic leadership experience and investment banking
• Aegis Capital, Corp., R.F. Lafferty & Co. Inc., Cresta Capital
Strategies, LLC, GunnAllen Financial Inc.
Director since June 2014
15+ years of executive leadership experience with specialties in global digital marketing, SEO and SEM
CEO of The Search Agency, a global digital marketing company
United Online, Inc., Boston Consulting Group, Mercer Management
Consulting
Serving on boards of Spark Networks (NYSE: LOV), YPOLA & The
Huron University College Foundation USA
Director since August 2005 and lead independent director from
December 2005 to October 2011
30+ years of strategic leadership experience
Adjunct professor of marketing and strategy for the Executive MBA
Program at Pepperdine University, since 1998 and the University of
San Diego, since 2010
Serving currently as director of Lantronix, Inc. and was previously director of ADC Telecommunication, Inc. and Primal Solutions, Inc.
John E. Rehfeld
Director
Director since June 2014
30+ years of experience leading public and private companies specializing in early stage software and technology companies as well as significant IP licensing strategies
CEO of SimpleAir, Inc., an inventor-owned technology licensing company with mobile interests and intellectual property assets
Stamps.com (NASDAQ: STMP), Day Software (SWX: DAYN), CEO of
10+ digital technology and enterprise security companies
Serving as MD Outset Ventures and as an advisory board member for
Digital Offering LLC.

Q3 Highlights Financials Innovation
Corporate Overview – Q4 2014
Total revenue of $18.1M,
O&O revenue up 31% y-o-y
Adjusted EBITDA $407K
Cash from operating activities of $3.0M
Reduced debt by $4.5M
RKV of $201, up from $180 in Q313
$4.3M in total cash and $4.3M in debt
as of Sept. 30
th
Announced annual cost savings actions of
approximately $2.6M
Updated 2014 guidance:
Revenue $87M - $90M
Adjusted EBITDA $2.0M - $2.4M
Expanding reach with the expected
launch of nQuery
TM
solution with a top
five global carrier
Launched our advanced traffic quality
solution nTegrity
TM
Building and monetizing our Local
audience with proprietary traffic quality
tools
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

Fred Thiel
Chairman & CEO
fred@local.com
Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com
Ken Cragun
CFO
kcragun@local.com
15 Corporate Overview – Q4 2014

16 Corporate Overview – Q4 2014

• Rich, relevant local content
• 500M annual searches
• Growing mobile segments in local jobs,
coupons and apartment rentals
• Most popular segments
>
Home services
>
Medical
>
Legal
>
Restaurant
Corporate Overview – Q4 2014
• Advertiser partner CTR >40%

18 Corporate Overview – Q4 2014
>
Chinese
>
Portuguese
>
Spanish
>
English
Several languages:
Biz Dev conversations open
with several global carriers
& MVNOs
Launching top 5 mobile
carrier in South America
~200M+ searches per
month
10M US smartphone
searches per month
26M mobile
subscribers activated

• Rich, relevant local content
• 100% organic audience
• Traffic across all 50 states
• 50% mobile traffic and growing
• Categories & performance similar
to Local.com
Featured partners include:
+ hundreds more
Corporate Overview – Q4 2014

• Hundreds of publisher partner sites • 25M search queries per day* • Traffic scored through nTegrity TM to ensure it is a valid impression 20 *As of November 2014 Corporate Overview – Q4 2014

21 Corporate Overview – Q4 2014

*Estimate
Company Symbol Price
Market Cap
(in millions)
2014E Sales
(in millions)
Market Cap/Sales
Blucora, Inc. BCOR
$   14.23 $      570.7 $      575.0 1.0
The Rubicon Project, Inc. RUBI
$   13.04 $      451.4 $      123.0 3.7
Angie's List, Inc.
ANGI
$     5.96 $      338.8 $      314.0 1.1
Marchex, Inc.
MCHX
$     3.58 $      151.8 $      177.0 0.9
Autobytel Inc. ABTL
$    10.74 $        99.3 $      106.0 0.9
Yelp, Inc. YELP
$    58.00 $   4,183.0 $      376.0 11.1
Travelzoo Inc. TZOO
$    12.72 $      186.7 $      145.0 1.3
XOXO Group Inc. XOXO
$    13.98 $      354.6 $      141.0 2.5
Demand Media
DMD
$     5.68 $      106.9 $      168.0 0.6
Rocket Fuel Inc.
FUEL
$    17.78 $      726.3 $      416.0 1.7
Average
2.5
Local Corporation
LOCM $    1.40 $         32.0 $         88.5
0.4
Corporate Overview – Q4 2014

23 Corporate Overview – Q4 2014
This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued
operations; gain on sale of Rovion; impairment charges; LEC receivables reserve;
finance related charges; accrued lease liability/asset; and severance charges.
Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted
EBITDA is reconciled to net income (loss) which we believe is the most comparable
GAAP measure. A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses
Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company.
While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to,
GAAP net income (loss) or earnings (loss) per share.

Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $2,200
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (2,100)
Less provision for income taxes (158) (102) (178) (111) (139) (100)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (700)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - - - (1,407) (1,721) -
Less net loss from discontinued operations - - (6,899) (14,250) (3,740) -
Plus gain on sale of Rovion - - - 1,458 - -
Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -
Less Geo-Tag settlement - - - - (550) -
Less non-recurring charges (520) - (1,461) (684) (1,108) (1,800)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,373) $(7,300)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
*Midline of current guidance
Corporate Overview – Q4 2014
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

$ in Millions Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14
Network
$      5.0 $      7.6 $      8.3 $    11.6 $    14.5 $    16.1 $    14.8 $      9.9 $      6.4
O&O
$    19.4 $    12.9 $    13.2 $    11.1 $      8.9 $    10.7 $    11.4 $    12.6 $    11.7
Consolidated  Revenue
$    24.4 $    20.6 $    21.5 $    22.7 $    23.5 $    26.8 $    26.2 $    22.5 $    18.1
Corporate Overview – Q4 2014
% of Total Revenue by Business Unit
Quarterly Revenues by Business Unit
20%
80%
37%
63%
39%
61%
51%
49%
$5.0
$19.4
$7.6
$12.9
$8.3
$13.2
$11.6
$11.1
$14.5
$8.9
62%
38%
60%
40%
$16.1
$10.7
$24.4
$20.6
$21.5
$22.7
$23.5
$26.8
$14.8
$11.4
$26.2
56%
44%
$22.5
$9.9
$12.6
44%
56%
$18.1
$6.4
$11.7
36%
64%